Climate change and energy transition	12 Months Ended
Dec. 31, 2024
Climate change and energy transition [Abstract]
Climate change and energy transition	Climate change and energy transition
Risks arising from climate change and the
transition to a lower carbon economy
Policy, legal, regulatory, market and technology
developments related to climate change, can affect
Equinor’s business plans and financial performance.
Shifts in stakeholder focus between energy security,
affordability and sustainability add uncertainty to
delivery and outcomes associated with Equinor’s
strategy. In its long-term planning, Equinor analyses
how the global energy markets may develop, such as
future changes in demand for Equinor’s products (oil,
gas and power in key markets). Commodity price
sensitivities are presented in a table below, including
the World Energy Outlook 2024 (WEO) scenarios
presented by the International Energy Agency (IEA),
and in note 14 Impairments.
Equinor assesses risks in short-, medium- and long-
term perspectives, including strategic and emerging
risks that can impact achievement of our corporate
objectives. Climate-related risks are assessed from
two perspectives: transition risk, which relates to the
financial robustness of the company’s business model
and portfolio in various decarbonisation scenarios;
and physical climate risk, which relates to the
exposure and potential vulnerability of Equinor’s
assets to climate-related perils in different climate
change scenarios. Equinor’s Energy transition plan
and climate related ambitions are responses to the
challenges and opportunities presented by the
energy transition. On the right is a summary of
relevant risks and risk adjusting actions:

	Risks – upsides and downsides	Risk adjusting actions
Transition risks
▪Stricter climate laws, regulations, and policies as well as adverse litigation outcomes could adversely impact Equinor's financial results and outlook, including the value of its assets. These might be direct impacts, or indirect impacts through changes in consumer behaviour or technology developments.
▪Multiple factors in the energy transition contribute to uncertainty in future energy price assumptions and changes in investor and societal sentiment can affect
Equinor’s access to capital markets and financing costs.
▪Changing demand and more cost-competitive solutions for renewable energy and low-carbon solutions represent both threats and opportunities for Equinor future value creation and the value of Equinor’s assets.
▪Strong competition for assets, changing levels of policy support, and different commercial/contractual models may lead to diminishing returns within the renewable and low carbon industries and hinder Equinor ambitions. These investments may be exposed to interest rate risk and inflation risk.
▪Equinor sees opportunities for value creation in the energy transition through optimisation of Equinor’s oil and gas business and by utilising its competitive capabilities across new areas of the energy system. In a decarbonising world with a broad energy mix, policymakers and stakeholders may set a premium on oil and gas produced in a responsible and increasingly carbon efficient way.

▪Equinor monitors trends in relevant policies and regulations and addresses regulatory and policy risk in capital investment processes and through enterprise risk management in the business line.
▪Equinor includes actual or default minimum carbon pricing across investments, applies price robustness criteria and routinely stress tests the portfolio for different future price scenarios towards net zero. Hurdle rates and other financial sensitivity testing are included in decision making.
▪Equinor has developed its corporate strategy and Energy transition plan
(ETP) to demonstrate commitment to a low carbon business
transformation that balances investor and societal expectations. This includes an ambitious abatement plan to reduce absolute emissions and emissions intensity from Equinor activities.
▪Equinor assesses climate-related risks related to external technology development trends and invests in research, innovation and technology ventures that support positive value creation for its portfolio. Examples of relevant technologies within Equinor’s portfolio include carbon capture and storage (CCS), battery technology, solar and wind renewable energy, low CO₂ intensity solutions, improvements in methane emissions and application of renewables in oil and gas production.

Physical climate risks
▪Changes in physical climate parameters could impact Equinor's operations, resulting in disruption to operations, increased costs, or incidents. This could be through extreme weather events or chronic physical impacts such as rising sea level accompanied by increased wave heights. As Equinor’s renewable portfolio grows, unexpected changes in meteorological parameters, such as average wind speed or changes in wind patterns and cloud cover can affect energy production as well as factors such as maintenance and equipment lifetimes.

▪Physical climate risks are taken into account through technical and engineering functions in design, operations, and maintenance, with consideration of how the external physical environment may be changing.
▪With assistance from leading expert consultants and climate scenario models,
Equinor continues to assess potential vulnerability of its assets to modelled climate-
related changes in the physical environment. However, there is uncertainty regarding the magnitude of impact and time horizon for the occurrence of physical impacts of climate change, which leads to uncertainty regarding the potential impact for Equinor.

Impact on Equinor’s financial statements
Equinor's double materiality assessment identified
transition risks as a material sustainability matter. The
quantified impact on the financial statements for
2024 is not significant.
CO₂-cost and EU ETS carbon credits
Equinor’s oil & gas operations in Europe are part of
Accounting policies
Cost of CO₂ quotas
Purchased CO₂ quotas under the EU Emissions
Trading System (EU ETS) are reflected at cost in
Operating expenses as incurred in line with emissions.
Accruals for CO₂ quotas required to cover emissions
to date are valued at market price and reflected as
current liabilities within Trade and other payables.
Quotas owned, but exceeding the emissions incurred

	Number of EU ETS quotas in thousands		(in USD million)
	2024	2023	2024	2023
Opening balance at 1 January	8,576	10,782	93	20
Allocated free quotas	5,940	356
Purchased quotas on the ETS market	5,641	7,822	392	708
Sold quotas on the ETS market	—	—
Returned excess free quotas	(203)	(544)
Settled quotas (offset against emissions)	(9,807)	(9,840)	(467)	(635)
Closing balance at 31 December	10,147	8,576	19	93

All numbers in the table are presented gross (100%) for Equinor operated licenses and include both EU ETS and UK ETS quotas, as received or settled during the calendar year.
the EU Emission Trading System (EU ETS). Equinor
buys EU ETS allowances (quotas or carbon credits)
for the emissions related to its oil & gas production
and processing. Currently Equinor receives a share of
free quotas according to the EU ETS regulation. The
share of free quotas is expected to be significantly
reduced in the future, partially due to the phasing out
of free quotas for gas production by 2030.
to date, are carried in the balance sheet at cost price,
classified as Other current receivables, as long as
such purchased quotas are acquired in order to
cover own emissions and may be kept to cover
subsequent years’ emissions.
Obligations resulting from current year emissions and
the corresponding amounts for quotas that have
been bought, paid, and expensed, but which have not
yet been surrendered to the relevant authorities, are
reflected net in the balance sheet.
Total expensed CO₂ cost related to emissions and
purchase of CO₂ quotas in Equinor related to
activities resulting in GHG emissions (Equinor’s share
of the operating licences in addition to land-based
facilities) amounted to USD 465 million in 2024,
USD 486 million in 2023 and USD 510 million in 2022.
A large portion of the cost of CO₂ is related to the
purchase of EU ETS quotas. The table below shows,
on a 100% operated basis, an analysis of number of
quotas utilised and the related monetary amounts
recognised in financial statements by Equinor’s
operated licences and land- based facilities subject
to the requirements under EU ETS.
Allocated free quotas consist of actual free quotas
received in ETS during the calendar year. In 2024,
Equinor received the allocated share of free quotas
for the years 2024 and 2023, due to a delay in the
allocation schedule. The closing balance for the
number of quotas consists mainly of purchased
quotas for current year and remaining quotas after
the settlement of current and previous year(s),
including free quotas. The closing balance in USD
consists mainly of the value of the remaining quotas
after the preliminary allocation of the current year
quotas.

(in USD million)	2024	2023

Offshore, REN	1,983	880
Onshore, REN	170	1,127
Total Additions to PP&E, intangibles and equity accounted investments - REN	2,153	2,007

Low carbon solutions (within MMP)	76	179
Total Additions to PP&E, intangibles and equity accounted investments - REN and LCS	2,229	2,186
Investments in renewables and low-carbon solutions
Equinor’s ambition is to build a focused, carbon
efficient oil and gas portfolio complemented with
renewable and low-carbon solutions to create long-
term value while supplying reliable energy with
progressively lower emissions. Equinor continues to
mature its renewables portfolio under development.
During 2024 Equinor closed an asset swap
transaction with bp, under which Equinor took full
ownership of the Empire Wind lease and projects and
bp took full ownership of the Beacon Wind lease and
projects.
Equinor’s investments in renewables are included as
Additions to PP&E, intangibles and equity accounted
investments in the REN-segment in note 5 Segments.
See table below for details. Over the course of 2024,
the additional investments in the South Brooklyn
Marine Terminal (SBMT) and Empire Wind projects in
the US and investments related to projects in the UK
and Europe contributed to the significant increase in
the book value compared to the prior year. See note 6
Acquisitions and disposals for more details.
Equinor is taking steady steps to industrialise CCS.
During 2024, the Northern Lights project was
completed and is now ready to receive CO2, and
already fully booked by customers. Equinor is
pursuing the Net Zero Teesside and Northern
Endurance Partnership projects in order to provide
thermal power and CCS to local industries in the UK.
In the US, Equinor is participating in one of the largest
US carbon capture and storage projects, Bayou
Bend, which is located along the Gulf Coast in
Southeast Texas. Investments in these projects
amounted to USD 76 million in 2024 (USD 179 million in
2023).
Investments in electrification of oil and gas assets
During 2024, Equinor invested around USD 180 million
in electrification (around USD 200 million in 2023).
Equinor’s abatement projects primarily include full
and partial electrification of offshore assets in
Norway at key fields and plants, including the Troll,
Oseberg, Njord and the Hammerfest LNG plant,
mainly by power from shore. Emissions abatement
milestones in 2024 included partial electrification of
the Troll B and Troll C fields. Further, Sleipner field
centre, along with the Gudrun platform and other
associated fields, were connected to power from
shore.
Research and development activities (R&D)
Equinor is involved in several R&D projects aimed at
optimizing oil and gas activities, reducing emissions,
and developing new business opportunities in
renewables and low carbon solutions. Equinor’s total
R&D activities are presented in note 9 Auditor’s
remuneration and Research and development
expenditures (expensed R&D) and in note 12
Property, Plant & Equipment (capitalised R&D).
Power Purchase Agreements (PPAs)
Equinor holds various long-term power purchase
agreements (PPAs) for power sourced from wind and
solar parks with an expiry date up until 2040. The
agreements imply balancing services provided to the
asset owners, whereby Equinor takes over the long-
term balancing risk related to production. The
majority of these agreements are settled at the
appropriate market price less a balancing fee and
expire by the end of 2026. The agreements include
pay-as-produced elements, but since the majority of
the power purchase agreements are linked to the
applicable market prices, and the power purchased is
mainly sold on power exchanges at market price,
Equinor only holds a limited long-term price risk
related to these agreements. For accounting policies
related to power sales and related purchases, please
refer to note 7 Total revenues and other income.
Effects on estimation uncertainty
The effects of the initiatives to limit climate changes
and the potential impact of the energy transition are
relevant to some of Equinor’s economic assumptions
and future cash flow estimations. The resulting effects
and Equinor's exposure to them are sources of
uncertainty. Estimating global energy demand and
commodity prices towards 2050 is challenging due to
various complex factors, including technology change,
taxation and production limits, which may change
over time. This could lead to significant changes in
accounting estimates, such as useful life (depreciation
period and timing of asset retirement obligations),
value-in-use (impairment assessments), and deferred
tax assets (see note 11 Income taxes for expected
utilisation period of tax losses carried forward and
recognised as deferred tax assets).
Commodity prices
Significant changes in oil and gas prices outside
planning assumptions could impact our financial
performance. Equinor’s commodity price assumptions
applied in value-in-use impairment testing are based
on management’s best estimate of future market
trends. This price-set is currently not equal to the
price-set mapped out to achieve net zero emissions
by 2050 and limit global warming to 1.5 °C as outlined
in IEA’s WEO Net Zero Emissions scenario. Changes in
how the world acts with regards to achieving the
goals in the Paris agreement could have a negative
impact on the valuation of Equinor’s assets. A
calculation of possible impairments of Equinor’s
upstream production assets and certain intangible
assets using price assumptions from two IEA WEO
scenarios are provided in the sensitivity table below.
In these estimates we use management’s price
assumptions until 2030, and from 2030 onwards we
apply linear interpolation between IEA’s prices. In
previous years, a linear bridging was applied between
the current commodity prices and the first price point
provided in the WEO scenarios. To be comparable to
Equinor management’s price assumptions, we adjust
the crude oil prices in the WEO scenarios for
transportation cost and all prices for real inflation in
2024. These illustrative impairment sensitivity
calculations are based on a simplified model with
limitations as described in note 14 Impairments.
Cost of CO2
Climate-related considerations are included directly
in the impairment calculations by estimating the CO₂
taxes in the cash flows, and indirectly through
estimated commodity prices related to supply and
demand. The CO₂ prices also have effect on the
estimated production profiles and economic cut-off
of the projects.
We apply carbon price assumptions for all Equinor’s
assets, also for assets in countries outside EU where
CO2 is not already subject to taxation or where
Equinor has not established specific estimates. Our
default assumption, in real 2024 terms, is a price of
USD 92 per tonne starting in 2026 that increases to
USD 118 per tonne by 2030 and stays flat thereafter.
The EU ETS price has increased significantly from 25
EUR/tonne in 2020 to an average cost of EU ETS
allowances of 66 EUR/tonne in 2024 (86 EUR/tonne in
2023). Equinor’s commodity price assumptions
include an EU ETS price of near 70 EUR/tonne for the
next two years. By 2040 the price is assumed to
increase to around 136 EUR/tonne (130 EUR/tonne
projected in 2024), and thereafter to around 165
EUR/tonne in 2050 (150 EUR/tonne projected in
2024) in real  2024 terms.
Thus, Equinor expects greenhouse gas emission costs
to increase from current levels and to have a wider
geographical range than today. During 2024, Equinor
paid CO₂-related fees in Norway, the UK and
Germany for its own operated assets and Nigeria
and Canada for partner-operated assets.
The CO₂-tax assumptions used for impairment
calculations of Norwegian upstream assets are based
on Norway’s Climate Action Plan for the period
2021-2030 (Meld. St 13 (2020-2021)), assuming a
gradually increased CO₂ tax (the total of EU ETS +
Norwegian CO₂ tax) in Norway to 2,000 NOK/tonne
(real 2020) in 2030.
Sensitivity table
The table below presents some relevant prices and
variables from two scenarios in IEA’s WEO 2024
compared to management’s price assumptions, and
an estimated potential impairment effect given these
scenarios. The IEA prices are adjusted for inflation
and presented in 2024 real terms. Refer to section 3.2
E1 Climate change in the Annual Report 2024 for
more details about the scenarios.

	Management's price assumptions1)		Net Zero Emissions (NZE) by 2050 Scenario4)		Announced Pledges Scenario (APS)5)
Brent blend, 2030	80	USD/bbl	42	USD/bbl	73	USD/bbl
Brent blend, 2040	75	USD/bbl	30	USD/bbl	64	USD/bbl
Brent blend, 2050	70	USD/bbl	25	USD/bbl	59	USD/bbl
TTF, 2030	8.3	USD/MMBtu	4.5	USD/MMBtu	6.2	USD/MMBtu
TTF, 2040	9.5	USD/MMBtu	4.2	USD/MMBtu	5.4	USD/MMBtu
TTF, 2050	9.5	USD/MMBtu	4.1	USD/MMBtu	5.4	USD/MMBtu
EU ETS2), 3), 2030	116	USD/tCO2	144	USD/tCO2	139	USD/tCO2
EU ETS2), 3), 2040	156	USD/tCO2	211	USD/tCO2	180	USD/tCO2
EU ETS2), 3), 2050	190	USD/tCO2	258	USD/tCO2	206	USD/tCO2
Illustrative potential impairment (USD)			~4	billion	<0.5	billion

1)	Management’s future commodity price assumptions applied when estimating value in use, see note 14 Impairments.
2)	Scenarios: Price of CO₂ quotas in advanced economies with net zero pledges, not including any other CO₂ taxes.
3)	EU ETS price assumptions have been translated from EUR to USD using Equinor’s assumptions for currency rates, EUR/ USD = 1.15
4)	A scenario where the world moves on a potential path towards limiting global warming to 1.5 °C relative to pre- industrial levels.
5)	A scenario where all national energy and climate targets made by governments are met on time and in full. Using this scenario, the world is expected to reach a 1.7ºC increase in the year 2100.
An increase in systematic climate risk may result in a
higher discount rate applied for impairment testing
purposes. Please refer to note 14 Impairments for
further information on discount rate sensitivity.
The IEA scenarios primarily stress oil and gas prices,
not reflecting the potential impact on trading and
refinery margins in MMP, or Equinor’s renewable
assets and low carbon projects. For most MMP assets,
margin movements are not directly correlated to oil
and gas price fluctuations. Further, many of Equinor’s
renewable assets have fixed price offtake contracts,
and therefore are not directly sensitive to power
prices. MMP and REN segments represent only
around 14% of Equinor’s total book value of non-
current segment assets and equity accounted
investments, as disclosed in note 5 Segments.
Including these assets in the calculation of illustrative
potential impairments would therefore not be
expected to have a material impact
Robustness of Equinor’s portfolio, and risk of stranded
assets
The transition to renewable energy, technological
development, and the expected reduction in global
demand for carbon-based energy, may impact the
future profitability of certain upstream oil and gas
assets. Equinor uses scenario analysis to outline
different possible energy futures, some of which imply
lower oil and natural gas prices and higher CO₂ tax. If
this materialises, it can lead to a decrease in the cash
flow from oil and gas, and potentially reduce the
economic lifetime of some assets. Equinor seeks to
mitigate this risk by improving the resilience of the
existing upstream portfolio, maximising the efficiency
of the infrastructure on the NCS and optimising the
high- quality international portfolio. The project
portfolio is robust to low oil and gas prices and
actions are in place to maintain cost discipline across
the company. Equinor continues to pursue high-value
barrels to enhance the portfolio, through exploration,
increased recovery in addition to acquisitions and
divestments, with the expectation of strong oil and
gas cash flow from operations. We further aim to
maintain significant capex flexibility in the current
portfolio, with non-sanctioned projects representing a
substantial part of the expected capex for the period
2026-2027 and beyond. This is expected to allow
Equinor to optimise and re-prioritise non-sanctioned
projects to ensure continued generation of high value
through cycles.
Based on the current production profiles,
approximately 57% of Equinor’s proved oil and gas
reserves, as defined by the SEC, are planned to be
produced in the period 2025-2030 and more than
98% in the period 2025-2050. In both cases, this
indicates a lower risk of early cessation of production
and can provide flexibility in adapting to the changing
market conditions or a shift in global energy demand.
Please refer to note 12 Property, plant and equipment
for the definition of proved and expected oil and gas
reserves.
Equinor will continue to selectively explore for new
resources with a focus on mature areas with existing
infrastructure to minimise emissions and maximise
value. During the transition, Equinor will continue to
supply oil and gas beyond 2035 but we anticipate
that it will form an increasingly smaller proportion of
our portfolio over time due to both declining demand
and the expected production decline on the
Norwegian Continental Shelf. Reaching Equinor’s net
50% reduction ambition for operated scope 1 and 2
emissions will require a company-wide, coordinated
effort to execute and mature the abatement projects,
improve energy efficiency, develop new technologies,
and strengthen the resilience of the portfolio. Equinor
aims to achieve a 15-20% reduction in net carbon
intensity by 2030 and a 30-40% reduction by 2035,
including scope 3 emissions. The combination of
increased renewables and decarbonised energy, the
scale up of low carbon solutions such as CCS and
optimisation of the oil and gas portfolio provides
confidence that Equinor can meet its medium-term
ambitions. As such, Equinor’s ambitions in the Energy
transition plan have currently not resulted in the
identification of additional assets being triggered for
impairment or earlier cessation.
Any future exploration may be restricted by policies,
regulations, market, and strategic considerations.
Provided that the economic assumptions would
deteriorate to such an extent that undeveloped
assets controlled by Equinor should not materialise,
assets at risk are mainly comprised of the intangible
assets Oil and Gas prospects, signature bonuses and
the capitalised exploration costs, with a total carrying
value of USD 3.6 billion in 2024, 1.1 being in EPN and
2.5 being in EPI. (USD 3.2 billion in 2023, USD 1.0 million
in E&P Norway and 2.2 in E&P International). See note
13 Intangible assets for more information regarding
Equinor’s intangible assets.
Equinor has not currently identified material physical
risk related to potential exposure of its asset portfolio
in modelled climate change scenarios, and will
continue to develop its approach for detailed
assessment going forward.
Timing of Asset Retirement Obligations (ARO)
As mentioned above, there are currently no assets
triggered for earlier cessation as a result of Equinor’s
ambitions in the Energy transition plan However, if the
business cases of Equinor’s producing oil and gas
assets should change materially, this could affect the
timing of cessation of the assets. A shorter production
period will increase the carrying value of the liability.
To illustrate, performing removal five years earlier
than currently scheduled would increase the liability
by around USD 1.1 billion before tax and excluding
held for sale assets (around USD 1.2 billion in 2023),
which is mainly related to E&P Norway. See note 23
Provisions and other liabilities for more information
regarding Equinor’s ARO, including expected timing of
cash outflows of recognised asset retirement
obligations. The most significant cash outflows are
expected between 2035-2039.